Exhibit 10.46

ACTIVISION BLIZZARD, INC.

2014 INCENTIVE PLAN

NOTICE OF RESTRICTED SHARE UNIT AWARD

FOR NON-U.S. EMPLOYEES

You have been awarded Restricted Share Units of Activision Blizzard, Inc. (the “Company”), as follows:

•                  Your name:  [                                                                                                                                                                                 ]

•                  Total number of Restricted Share Units awarded:  [                                                                                                                     ]

•                  Date of Grant:  [                                                                                                                                                                             ]

•                  Grant ID:  [                                                                                                                                                                                     ]

•                  Your Award of Restricted Share Units is governed by the terms and conditions set forth in:

•                  this Notice of Restricted Share Unit Award;

•                  the Restricted Share Unit Award Terms attached hereto as Exhibit A;

•                  the Appendix attached hereto as Exhibit B, which may include special terms and conditions relating to your country; and

•                  the Company’s 2014 Incentive Plan, the receipt of a copy of which you hereby acknowledge.

•                  Schedule for Vesting:

Except as otherwise provided under the Restricted Share Unit Award Terms attached hereto as Exhibit A, as supplemented, modified, or replaced by the special terms and conditions, if any, set forth under Grantee’s country in the Appendix attached hereto as Exhibit B (collectively, the “Award Terms”), the Restricted Share Units awarded to you will vest as follows, provided you remain continuously employed by the Company or one of its Subsidiaries through the applicable vesting date:

Date of Vesting	No. of Restricted Share Units Vesting at Vesting Date
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]

•                  By accepting the Award, you are deemed to be bound by the terms and conditions set forth in the 2014 Incentive Plan, this Notice of Restricted Share Unit Award and the Award Terms.

Any capitalized term used but not otherwise defined herein shall have the meaning ascribed to such term in the Award Terms.

2

EXHIBIT A

ACTIVISION BLIZZARD, INC.

2014 INCENTIVE PLAN

RESTRICTED SHARE UNIT AWARD TERMS

FOR NON-U.S. EMPLOYEES

1.             Definitions.

(a)           For purposes of these Award Terms, the following terms shall have the meanings set forth below:

“Appendix” means the appendix attached to the Grant Notice as Exhibit B.

“Award” means the award described on the Grant Notice.

“Cause” (i) shall have the meaning given to such term in any employment agreement, service contract or offer letter between Grantee and any entity in the Company Group in effect at the time of the determination or (ii) if Grantee is not then party to any agreement or offer letter with any entity in the Company Group or any such agreement or offer letter does not contain a definition of “cause,” shall mean a good faith determination by the Company that Grantee (A) engaged in misconduct or gross negligence in the performance of his or her duties or willfully and continuously failed or refused to perform any duties reasonably requested in the course of his or her employment; (B) engaged in fraud, dishonesty, or any other conduct that causes, or has the potential to cause, harm to any entity in the Company Group, including its business reputation or financial condition; (C) violated any lawful directives or policies of the Company Group or any applicable laws, rules or regulations; (D) materially breached his or her employment agreement, service contract, proprietary information agreement or confidentiality agreement with any entity in the Company Group; (E) was convicted of, or pled guilty or no contest to, a felony or crime involving dishonesty or moral turpitude; or (F) breached his or her fiduciary duties to the Company Group.

“Common Shares” means the shares of common stock, par value $0.000001 per share, of the Company or any security into which such Common Shares may be changed by reason of any transaction or event of the type referred to in Section 10 hereof.

“Company” means Activision Blizzard, Inc. and any successor thereto.

“Company Group” means the Company and its Subsidiaries.

“Company-Sponsored Equity Account” means an account that is created with the Equity Account Administrator in connection with the administration of the Company’s equity plans and programs, including the Plan.

“Date of Grant” means the Date of Grant of the Award set forth on the Grant Notice.

Online RSU Grant Award Agreement for Non-U.S. Employees (Pro Rata)

“Employer” means the Subsidiary of the Company which employs Grantee.

“Equity Account Administrator” means the brokerage firm utilized by the Company from time to time to create and administer accounts for participants in the Company’s equity plans and programs, including the Plan.

“Exercise Rules and Regulations” means (i) the Securities Act or any comparable federal securities law and all applicable state securities laws, (ii) the requirements of any securities exchange, securities association, market system or quotation system on which Common Shares are then traded or quoted, (iii) any restrictions on transfer imposed by the Company’s certificate of incorporation or bylaws, and (iv) any policy or procedure the Company has adopted with respect to the trading of its securities, in each case as in effect on the date of the intended transaction.

“Grantee” means the recipient of the Award named on the Grant Notice.

“Grant Notice” means the Notice of Restricted Share Unit Award to which these Award Terms and the Appendix are attached as Exhibit A and Exhibit B, respectively.

“Plan” means the Activision Blizzard, Inc. 2014 Incentive Plan, as amended from time to time.

“Restricted Share Units” means units subject to the Award, which represent the conditional right to receive Common Shares in accordance with the Grant Notice and these Award Terms, unless and until such units become vested or are forfeited to the Company in accordance with the Grant Notice and these Award Terms.

“Section 409A” means Section 409A of the Code and the guidance and regulations promulgated thereunder.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Vested Shares” means the Common Shares to which the holder of the Restricted Share Units becomes entitled upon vesting thereof in accordance with Section 2 or 3 hereof.

“Withholding Taxes” means any taxes, including, but not limited to, income tax, social insurance, payroll tax, fringe benefits tax, and payment on account, required or permitted under any applicable law to be withheld from amounts otherwise payable to Grantee.

(b)           Any capitalized term used but not otherwise defined herein shall have the meaning ascribed to such term in the Plan.

2.             Vesting.  Except as otherwise set forth in these Award Terms, the Restricted Share Units shall vest in accordance with the Schedule for Vesting” set forth on the Grant Notice.  Each Restricted Share Unit, upon vesting thereof, shall entitle the holder thereof to receive one Common Share (subject to adjustment pursuant to Section 10 hereof).

3.             Termination of Employment.

(a)           Cause.  In the event that Grantee’s employment is terminated by any entity in the Company Group for Cause, as of the date of such termination of employment all Restricted Share Units shall cease to vest and any outstanding Restricted Share Units and Vested Shares that have yet to settle pursuant to Section 8 hereof, shall immediately be forfeited to the Company without payment of consideration by the Company

(b)           Other.  Unless the Committee determines otherwise, in the event that Grantee’s employment is terminated for any reason other than for Cause, as of the date of such termination of employment all Restricted Share Units shall cease to vest and, with the exception of any Vested Shares that have yet to settle pursuant to Section 8 hereof, shall immediately be forfeited to the Company without payment of consideration by the Company.

4.             Tax Withholding.

(a)           Regardless of any action the Company or the Employer takes with respect to any Withholding Taxes related to Grantee’s participation in the Plan and legally applicable to Grantee, Grantee acknowledges that the ultimate liability for all Withholding Taxes is and remains Grantee’s responsibility and may exceed the amount actually withheld by the Company or the Employer.  Grantee further acknowledges that the Company and/or the Employer (A) make no representations or undertakings regarding the treatment of any Withholding Taxes in connection with any aspect of the Restricted Share Units, including, without limitation, the grant, vesting or payment of the Award, the subsequent sale of Vested Shares acquired, and the receipt of any dividends; and (B) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Share Units to reduce or eliminate Grantee’s liability for Withholding Taxes or achieve any particular tax result.  Further, if Grantee is subject to tax in more than one jurisdiction, Grantee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Withholding Taxes in more than one jurisdiction.  The Company shall have no obligation to deliver any Vested Shares unless and until all Withholding Taxes contemplated by this Section 4 have been satisfied.

(b)           The Company shall determine the method or methods Grantee may use to satisfy any Withholding Taxes resulting from the vesting of any Restricted Share Units, the issuance or transfer of any Vested Shares or otherwise in connection with the Award at the time such Withholding Taxes become due, which may include any of the following:  (i) by delivery to the Company of a bank check or certified check or wire transfer of immediately available funds; (ii) through the delivery of irrevocable written instructions, in a form acceptable to the Company, that the Company withhold Vested Shares otherwise then deliverable having a value equal to the aggregate amount of the Withholding Taxes (valued in the same manner used in computing the amount of such Withholding Taxes); (iii) arranging for the sale, on Grantee’s behalf, of Vested Shares otherwise then deliverable to Grantee (valued in the same manner used in computing the amount of such Withholding Taxes); or (iv) by any combination of (i), (ii) or (iii) above.  Further, any entity in the Company Group shall have the right to require Grantee to satisfy any

Withholding Taxes contemplated by this Section 4 by any of the aforementioned methods or by withholding from Grantee’s wages or other cash compensation.

(c)           The Company Group may withhold or account for Withholding Taxes contemplated by this Section 4 by reference to applicable withholding rates, including minimum or maximum applicable statutory rates, and if the Company Group withholds more than the amount necessary to satisfy the liability, Grantee will receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent Shares.  If the obligation for Withholding Taxes is satisfied by withholding in Shares, for tax purposes, Grantee will be deemed to have been issued the full number of Vested Shares underlying the Restricted Share Units, notwithstanding that a number of the Shares is held back solely for the purpose of paying the Withholding Taxes.  No fractional Shares will be withheld or issued pursuant to the settlement of the Restricted Share Units and the Withholding Taxes thereunder.

5.             Deemed Agreement.  By accepting the Award, Grantee is deemed to be bound by the terms and conditions set forth in the Plan, the Grant Notice and these Award Terms.

6.             Reservation of Shares.  The Company shall at all times reserve for issuance or delivery upon vesting of the Restricted Share Units such number of Common Shares as shall be required for issuance or delivery upon vesting thereof.

7.             Dividend Equivalents.  The holder of the Restricted Share Units shall not be entitled to receive any payment, payment-in-kind or any equivalent with regard to any cash or other dividends that are declared and paid on Common Shares.

8.             Receipt and Delivery.  As soon as administratively practicable (and, in any event, within 30 days) after any Restricted Share Units vest, the Company shall (a) effect the issuance or transfer of the resulting Vested Shares, (b) cause the issuance or transfer of such Vested Shares to be evidenced on the books and records of the Company, and (c) cause such Vested Shares to be delivered to a Company-Sponsored Equity Account in the name of the person entitled to such Vested Shares (or, with the Company’s consent, such other brokerage account as may be requested by such person); provided, however, that, in the event such Vested Shares are subject to a legend as set forth in Section 15 hereof, the Company shall instead cause a certificate evidencing such Vested Shares and bearing such legend to be delivered to the person entitled thereto.

9.             Committee Discretion.  Except as may otherwise be provided in the Plan, the Committee shall have sole discretion to (a) interpret any provision of the Plan, the Grant Notice and these Award Terms, (b) make any determinations necessary or advisable for the administration of the Plan and the Award, and (c) waive any conditions or rights of the Company under the Award, the Grant Notice or these Award Terms.  Without intending to limit the generality or effect of the foregoing, any decision or determination to be made by the Committee pursuant to these Award Terms, including whether to grant or withhold any consent, shall be made by the Committee in its sole and absolute discretion, subject only to the terms of the Plan.  Subject to the terms of the Plan, the Committee may amend the terms of the Award prospectively or retroactively; however, no such amendment may materially and adversely affect the rights of

Grantee taken as a whole without Grantee’s consent.  Without intending to limit the generality or effect of the foregoing, the Committee may amend the terms of the Award (i) in recognition of unusual or nonrecurring events (including, without limitation, events described in Section 10 hereof) affecting any entity in the Company Group or any of the Company’s other affiliates or the financial statements of any entity in the Company Group or any of the Company’s other affiliates, (ii) in response to changes in applicable laws, regulations or accounting principles and interpretations thereof, or (iii) to prevent the Award from becoming subject to any adverse consequences under Section 409A.

10.          Adjustments.  Notwithstanding anything to the contrary contained herein, pursuant to Section 12 of the Plan, the Committee will make or provide for such adjustments to the Award as are equitably required to prevent dilution or enlargement of the rights of Grantee that otherwise would result from (a) any stock dividend, extraordinary dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) any change of control, merger, consolidation, spin-off, split- off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, or issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing.  Moreover, in the event of any such transaction or event, the Committee, in its discretion, may provide in substitution for the Award such alternative consideration (including, without limitation, cash), if any, as it may determine to be equitable in the circumstances and may require in connection therewith the surrender of the Award.

11.          Registration and Listing.  Notwithstanding anything to the contrary contained herein, the Company shall not be obligated to issue or transfer any Restricted Share Units or Vested Shares, and no Restricted Share Units or Vested Shares may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of or encumbered in any way, unless such transaction is in compliance with all Exercise Rules and Regulations.  The Company is under no obligation to register, qualify or list, or maintain the registration, qualification or listing of, Restricted Share Units or Vested Shares with the United States Securities and Exchange Commission, any state securities commission or any securities exchange, securities association, market system or quotation system to effect such compliance.  Grantee shall make such representations and furnish such information as may be appropriate to permit the Company, in light of the then existence or non-existence of an effective registration statement under the Securities Act relating to Restricted Share Units or Vested Shares, to issue or transfer Restricted Share Units or Vested Shares in compliance with the provisions of that or any comparable federal securities law and all applicable state securities laws.  The Company shall have the right, but not the obligation, to register the issuance or transfer of Restricted Share Units or Vested Shares or resale of Restricted Share Units or Vested Shares under the Securities Act or any comparable federal securities law or applicable state securities law.

12.          Transferability.  Subject to the terms of the Plan, and only with the Company’s consent, Grantee may transfer Restricted Share Units for estate planning purposes or pursuant to a domestic relations order (or a comparable order under applicable local law); provided, however, that any transferee shall be bound by all of the terms and conditions of the Plan, the Grant Notice and these Award Terms and shall execute an agreement in form and substance satisfactory to the Company in connection with such transfer; and provided, further that Grantee will remain bound by the terms and conditions of the Plan, the Grant Notice and these Award Terms.  Except as otherwise permitted under the Plan or this Section 12, the Restricted Share Units shall not be transferable by Grantee other than by will or the laws of descent and distribution.

13.          Compliance with Applicable Laws and Regulations and Company Policies and Procedures.

(a)           Grantee is responsible for complying with (i) any tax, social insurance, national insurance contributions, payroll tax, payment on account or other tax liabilities applicable to Grantee in connection with the Award and (ii) all Exercise Rules and Regulations.

(b)           The Award is subject to the terms and conditions of any policy requiring or permitting the Company to recover any gains realized by Grantee in connection with the Award, including, without limitation, the Policy on Recoupment of Performance-Based Compensation Related to Certain Financial Restatements.

14.          Section 409A.

(a)           Payments contemplated with respect to the Award are intended to comply with Section 409A, and all provisions of the Plan, the Grant Notice and these Award Terms shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A.  Notwithstanding the foregoing, (i) nothing in the Plan, the Grant Notice and these Award Terms shall guarantee that the Award is not subject to taxes or penalties under Section 409A and (ii) if any provision of the Plan, the Grant Notice or these Award Terms would, in the reasonable, good faith judgment of the Company, result or likely result in the imposition on Grantee or any other person of taxes, interest or penalties under Section 409A, the Committee may, in its sole discretion, modify the terms of the Plan, the Grant Notice or these Award Terms, without the consent of Grantee, in the manner that the Committee may reasonably and in good faith determine to be necessary or advisable to avoid the imposition of such taxes, interest or penalties; provided, however, that this Section 14 does not create an obligation on the part of the Committee or the Company to make any such modification, and in no event shall the Company be liable for the payment of or gross up in connection with any taxes, interest or penalties owed by Grantee pursuant to Section 409A.

(b)           Neither Grantee nor any of Grantee’s creditors or beneficiaries shall have the right to subject any deferred compensation (within the meaning of Section 409A) payable with respect to the Award to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment.  Except as permitted under Section 409A, any deferred compensation (within the meaning of Section 409A) payable to Grantee or for Grantee’s benefit with respect to the Award may not be reduced by, or offset against, any amount owing by Grantee to the Company.

(c)           Notwithstanding anything to the contrary contained herein, if (i) the Committee determines in good faith that the Restricted Share Units do not qualify for the “short-term deferral exception” under Section 409A, (ii) Grantee is a “specified employee” (as defined in Section 409A) and (iii) a delay in the issuance or transfer of Vested Shares to Grantee or his or her estate or beneficiaries hereunder by reason of Grantee’s “separation from service” (as defined in Section 409A) with any entity in the Company Group is required to avoid tax penalties under Section 409A but is not already provided for by this Award, the Company shall cause the issuance or transfer of such Vested Shares to Grantee or Grantee’s estate or beneficiary upon the earlier of (A) the date that is the first business day following the date that is six months after the date of Grantee’s separation from service and (B) Grantee’s death.

15.          Legend.  The Company may, if determined by it based on the advice of counsel to be appropriate, cause any certificate evidencing Vested Shares to bear a legend substantially as follows:

“THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE ‘ACT’), OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT.”

16.          Nature of Grant.  By accepting the Award, Grantee acknowledges, understands, and agrees that:

(a)           the Plan is established voluntarily by the Company, it is discretionary in nature, and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and/or these Award Terms;

(b)           the grant of the Restricted Share Units is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of rights to receive Common Shares, or benefits in lieu of rights to receive Common Shares, even if rights to receive Common Shares have been granted in the past;

(c)           all decisions with respect to future grants of rights to receive Common Shares, if any, will be at the sole discretion of the Company;

(d)           Grantee’s participation in the Plan is voluntary;

(e)           Grantee’s participation in the Plan shall not create a right to employment with the Employer or any other entity in the Company Group and shall not interfere with the ability of the Employer to terminate Grantee’s employment or service relationship at any time;

(f)            the grant of the Restricted Share Units and any Common Shares underlying the Restricted Share Units, and the income in respect of and the value of the same, are extraordinary items that do not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and are outside the scope of the employment agreement or service contract between Grantee and the Company, the Employer or any other entity in the Company Group, if any;

(g)           the Restricted Share Units and any Common Shares underlying the Restricted Share Units, and the income in respect of and the value of the same, are not intended to replace any pension rights or compensation;

(h)           the Restricted Share Units and any Common Shares underlying the Restricted Share Units, and the income in respect of and the value of the same, are not part of normal or expected compensation or salary for any purpose, including, without limitation, the calculation of any severance, resignation, termination, redundancy, dismissal, end of service payment, bonus, long-service award, pension or retirement or welfare benefit or similar payments;

(i)            the Restricted Share Unit grant and Grantee’s participation in the Plan will not be interpreted to form an employment or service contract or relationship with the Company and, furthermore, the Restricted Share Unit grant will not be interpreted to form an employment agreement or service contract or relationship with any other company in the Company Group;

(j)            the future value of the underlying Common Shares is unknown and cannot be predicted with certainty;

(k)           unless otherwise agreed with the Company, the Restricted Share Units and the Common Shares subject to the Restricted Share Units, and the income and value of same, are not granted as consideration for, or in connection with, the service the Grantee may provide as a director of any entity of Company Group;

(l)            no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted Share Units resulting from termination of Grantee’s continuous service with the Company or the Employer (for any reason whatsoever and whether or not later found to be invalid or in breach of employment laws in the jurisdiction in which Grantee is employed or the terms of the employment agreement or service contract between Grantee and the Company, the Employer or any other entity in the Company Group, if any);

(m)          unless the Committee determines otherwise, in the event of the termination of Grantee’s continuous service (for any reason whatsoever and whether or not later found to be invalid or in breach of employment laws in the jurisdiction in which Grantee is employed or the terms of the employment agreement or service contract between Grantee and the Company, the Employer or any other entity in the Company Group, if any), Grantee’s right to receive or vest in the Restricted Share Units under the Plan, if any, will terminate effective as of the date that Grantee is no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); the Committee shall have the exclusive discretion to determine when Grantee is no longer actively employed for purposes of Grantee’s Restricted

Share Unit grant (including whether Grantee may still be considered actively employed while on a leave of absence);

(n)           the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Grantee’s participation in the Plan, or Grantee’s acquisition or sale of the underlying Common Shares;

(o)           Grantee is hereby advised to consult with Grantee’s own personal tax, legal and financial advisors regarding Grantee’s participation in the Plan before taking any action related to the Plan;

(p)           unless otherwise provided in the Plan or by the Company in its discretion, the Restricted Share Units and the benefits evidenced by these Award Terms do not create any entitlement to have the Restricted Share Units or any such benefits transferred to, or assumed by, another company, nor be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Common Shares; and

(q)           neither the Company, the Employer nor any other entity in the Company Group shall be liable for any foreign exchange rate fluctuation between Grantee’s local currency and the United States Dollar that may affect the value of the Restricted Share Units or of any amounts due to Grantee pursuant to the settlement of the Restricted Share Units or the subsequent sale of any Common Shares acquired upon settlement.

17.          Data Privacy.  Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Grantee’s personal data as described in the Grant Notice and these Award Terms by and among, as applicable, the Employer or any other entity in the Company Group for the exclusive purpose of implementing, administering and managing Grantee’s participation in the Plan.

Grantee understands that the Company and the Employer may hold certain personal information about Grantee, including, without limitation, Grantee’s name, home address, email address and telephone number, date of birth, social insurance, passport or other identification number, salary, nationality, job title, any directorships held in any entity in the Company Group, any Shares owned, details of all Restricted Share Units or any other entitlement to the Common Shares awarded, canceled, exercised, vested, unvested or outstanding in Grantee’s favor (the “Data”), for the purpose of implementing, administering and managing the Plan.

Grantee understands that the Data will be transferred to the Equity Account Administrator, which is assisting the Company with the implementation, administration and management of the Plan.  Grantee understands that the recipients of the Data may be located in Grantee’s country, or elsewhere, and that any recipient’s country may have different data privacy laws and protections than Grantee’s country.  Grantee understands that Grantee may request a list with the names and addresses of any potential recipients of the Data by contacting Grantee’s local human resources representative.  Grantee authorizes the Company, the Equity Account Administrator and any other possible recipients which may assist the

Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purpose of implementing, administering and managing Grantee’s participation in the Plan.  Grantee understands that the Data will be held only as long as is necessary to implement, administer and manage Grantee’s participation in the Plan.  Grantee understands that Grantee may, at any time, view Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Grantee’s local human resources representative.  Further, Grantee understands that he or she is providing the consents herein on a purely voluntary basis.  If Grantee does not consent, or if Grantee later seeks to revoke his or her consent, his or her employment status or service with the Employer will not be affected; the only consequence of refusing or withdrawing Grantee’s consent is that the Company would not be able to grant Restricted Share Units or other equity awards to Grantee or administer or maintain such awards.  Therefore, Grantee understands that refusal or withdrawal of consent may affect Grantee’s ability to participate in the Plan.  For more information on the consequences of Grantee’s refusal to consent or withdrawal of consent, Grantee understands that Grantee may contact Grantee’s local human resources representative.

18.          No Rights as Stockholder.  No holder of Restricted Share Units shall, by virtue of the Grant Notice or these Award Terms, be entitled to any right of a stockholder of the Company, either at law or in equity, and the rights of any such holder are limited to those expressed, and are not enforceable against the Company except to the extent set forth in the Plan, the Grant Notice or these Award Terms.

19.          Severability.  In the event that one or more of the provisions of these Award Terms shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.

20.          Venue and Governing Law.

(a)           For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by the grant of the Restricted Share Units or these Award Terms, the parties submit and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of Los Angeles County, California or the federal courts of the United States for the Central District of California and no other courts, regardless of where the grant of the Restricted Share Units is made and/or to be performed.

(b)           To the extent that United States federal law does not otherwise control, the validity, interpretation, performance and enforcement of the Grant Notice and these Award Terms shall be governed by the laws of the State of Delaware, without giving effect to principles of conflicts of laws thereof.

21.          Successors and Assigns.  The provisions of the Grant Notice and these Award

Terms shall be binding upon and inure to the benefit of the Company, its successors and assigns, and Grantee and, to the extent applicable, Grantee’s permitted assigns under Section 12 hereof and Grantee’s estate or beneficiaries as determined by will or the laws of descent and distribution.

22.          Delivery of Notices and Other Documents.

(a)           Any notice or other document which Grantee may be required or permitted to deliver to the Company pursuant to or in connection with the Grant Notice or these Award Terms shall be in writing, and may be delivered personally or by mail, postage prepaid, or overnight courier, addressed to the Company, at its office at 3100 Ocean Park Boulevard, Santa Monica, California 90405, Attn: Stock Plan Administration, or such other address as the Company by notice to Grantee may designate in writing from time to time.  Notices shall be effective upon delivery.

(b)           Any notice or other document which the Company may be required or permitted to deliver to Grantee pursuant to or in connection with the Grant Notice or these Award Terms shall be in writing, and may be delivered personally or by mail, postage prepaid, or overnight courier, addressed to Grantee at the address shown on any employment agreement, service contract or offer letter between Grantee and any entity in the Company Group in effect at the time, or such other address as Grantee by notice to the Company may designate in writing from time to time.  The Company may also, in its sole discretion, deliver any such document to Grantee electronically via an e-mail to Grantee at his or her Company-provided email address or through a notice delivered to such e-mail address that such document is available on a website established and maintained on behalf of the Company or a third party designated by the Company, including, without limitation, the Equity Account Administrator.  Notices shall be effective upon delivery.

23.          Conflict with Employment Agreement or Plan.  In the event of any conflict between the terms of any employment agreement, service contract or offer letter between Grantee and any entity in the Company Group in effect at the time and the terms of the Grant Notice or these Award Terms, the terms of the Grant Notice or these Award Terms, as the case may be, shall control.  In the event of any conflict between the terms of any employment agreement, service contract or offer letter between Grantee and any entity in the Company Group in effect at the time, the Grant Notice or these Award Terms and the terms of the Plan, the terms of the Plan shall control.

24.          Language.  If the Grant Notice, these Award Terms or any other document related to the Plan has been translated into a language other than English and the meaning of the translated version is different than the English version then, by accepting the Award, Grantee acknowledges that the English version will control.

25.          Appendix.  Notwithstanding anything to the contrary contained herein, the Restricted Share Units shall be subject to any special terms and conditions set forth in the Appendix for Grantee’s country, which constitutes a part of these Award Terms.  Moreover, if Grantee relocates to one of the countries included in the Appendix, the special terms and conditions for such country will apply to Grantee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with applicable local law or facilitate the administration of the Plan.

26.          Imposition of Other Requirements.  The Company reserves the right to impose other requirements on Grantee’s participation in the Plan, on the Restricted Share Units and on any Common Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with applicable local law or facilitate the administration of the Plan, and to require Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

27.          Insider Trading/Market Abuse Restrictions.  Depending on Grantee’s country, Grantee may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect Grantee’s ability to, directly or indirectly, acquire, sell, or attempt to sell Common Shares or rights to Common Shares (e.g., Restricted Share Units) under the Plan during such times as Grantee is considered to have “inside information” regarding the Company (as defined by the laws in the applicable jurisdictions or Grantee’s country). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Grantee is responsible for ensuring compliance with any applicable restrictions and should consult Grantee’s personal legal advisor on this matter.

28.          Foreign Asset/Account Reporting Requirements.  Grantee acknowledges that there may be certain foreign asset and/or account reporting requirements which may affect Grantee’s ability to acquire or hold Common Shares acquired under the Plan or cash received from participating in the Plan (including from any dividends paid on Common Shares acquired under the Plan) in a brokerage or bank account outside the Grantee’s country.  Grantee may be required to report such accounts, assets or transactions to the tax or other authorities in his or her country.  Grantee also may be required to repatriate sale proceeds or other funds received as a result of Grantee participation in the Plan to his or her country through a designated bank or broker within a certain time after receipt.  Grantee acknowledges that it is his or her responsibility to be compliant with such regulations, and Grantee is advised to consult his or her personal legal advisor for any details.

29.          Waiver.  Grantee acknowledges that a waiver by the Company of a breach of any provision of these Award Terms shall not operate or be construed as a waiver of any other provision of these Award Terms, or of any subsequent breach by Grantee or any other grantee of an equity award from the Company.

EXHIBIT B

APPENDIX

TO

ACTIVISION BLIZZARD, INC.

2014 INCENTIVE PLAN

RESTRICTED SHARE UNIT AWARD TERMS
FOR NON-U.S. EMPLOYEES

ADDITIONAL TERMS AND CONDITIONS

FOR NON-U.S. EMPLOYEES

Capitalized terms used but not defined herein shall have the meanings given to such terms in the Plan or the Award Terms, as the case may be.

TERMS AND CONDITIONS

This Appendix includes special terms and conditions applicable to Grantees who reside and/or work in the countries covered by the Appendix.  These terms and conditions are in addition to or, if so indicated, in place of, the terms and conditions set forth in the Award Terms.

If Grantee is a citizen or resident of a country other than the one in which he or she is currently residing and/or working, transferred or transfers employment and/or residency after the Restricted Share Units were granted or is considered a resident of another country for local law purposes (i.e., Grantee is a “mobile employee”), the Company shall have the sole discretion to determine to what extent the special terms and conditions shall apply to Grantee.

NOTIFICATIONS

This Appendix also includes notifications relating to exchange control and other issues of which Grantee should be aware with respect to his or her participation in the Plan.  The information is based on the exchange control, securities and other laws in effect in the countries to which this Appendix refers as of October 2016.  Such laws are often complex and change frequently.  As a result, the Company strongly recommends that Grantee not rely on the notifications herein as the only source of information relating to the consequences of participation in the Plan because the information may be out of date at the time Grantee vests in the Restricted Share Units or Vested Shares acquired under the Plan are sold.

In addition, the notifications are general in nature and may not apply to the particular situation of Grantee, and the Company is not in a position to assure Grantee of any particular result.  Accordingly, Grantee is advised to seek appropriate professional advice as to how the relevant laws in his or her country may apply to his or her situation.  Finally, if Grantee is a mobile employee, the information contained herein may not be applicable to Grantee in the same manner.

APPENDIX FOR ARGENTINA

ADDITIONAL TERMS AND CONDITIONS OF THE

ACTIVISION BLIZZARD, INC.

2014 INCENTIVE PLAN

RESTRICTED SHARE UNIT AWARD TERMS

NOTIFICATIONS

Securities Law Notification.  The Restricted Share Units and the Common Shares acquired upon vesting are offered as a private transaction.  This offering is not subject to supervision by any Argentine governmental authority.

Stamp Tax.  A stamp tax may apply upon execution of Plan documents (e.g., the Award Terms).  The tax is paid upon execution of the documents and both the rate and the term for payment will depend on the particular province in which Grantee executes the documents.

Exchange Control Notification.  If Grantee transfers proceeds from the sale of Common Shares or the receipt of any dividends paid on such Common Shares into Argentina, Grantee may be required to deposit a portion of the proceeds into a non-interest bearing account in Argentina for 365 days unless certain conditions are met.  The Argentine bank handling the transaction may request certain documentation in connection with Grantee’s request to transfer proceeds into Argentina, including evidence of the sale or dividend payment and proof of the source of the funds used to acquire the Common Shares.

Grantee is solely responsible for complying with the exchange control rules that may apply in connection with Grantee’s participation in the Plan and/or transfer of proceeds into Argentina.  Prior to transferring proceeds into Argentina, Grantee should consult his or her local bank and/or exchange control advisor to confirm the exchange control rules and required documentation.

Foreign Asset/Account Reporting Notification.  Grantee must report holdings of any equity interest in a foreign company (e.g., Common Shares acquired under the Plan) on his or her annual tax return each year.

APPENDIX FOR AUSTRALIA

ADDITIONAL TERMS AND CONDITIONS OF THE

ACTIVISION BLIZZARD, INC.

2014 INCENTIVE PLAN

RESTRICTED SHARE UNIT AWARD TERMS

NOTIFICATIONS

Exchange Control Notification.  Exchange control reporting is required for cash transactions exceeding A$10,000 and all international fund transfers.  The Australian bank assisting with the transaction will file the report for Grantee.  If there is no Australian bank involved in the transfer, Grantee will be required to file the report him/herself.

Tax Information.  The Plan is a plan to which subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) applies (subject to conditions therein).

APPENDIX FOR BELGIUM

ADDITIONAL TERMS AND CONDITIONS OF THE

ACTIVISION BLIZZARD, INC.

2014 INCENTIVE PLAN

RESTRICTED SHARE UNIT AWARD TERMS

NOTIFICATIONS

Foreign Asset/Account Reporting Notification.  Belgian residents are required to report any securities (e.g., Common Shares) held, or bank accounts opened or maintained, outside Belgium on their annual tax returns.  Belgian residents are also required to complete a separate report providing the National Bank of Belgium with details regarding any such account, including the account number, the name of the bank in which such is held and the country in which such account is located.  The forms to complete the report are available on the website of the National Bank of Belgium.

APPENDIX FOR BRAZIL

ADDITIONAL TERMS AND CONDITIONS OF THE

ACTIVISION BLIZZARD, INC.

2014 INCENTIVE PLAN

RESTRICTED SHARE UNIT AWARD TERMS

TERMS AND CONDITIONS

Compliance with Law.  By accepting the Restricted Share Units, Grantee acknowledges that he or she agrees to comply with applicable Brazilian laws and to pay any and all applicable taxes associated with Grantee’s participation in the Plan.

Nature of Company Restricted Share Unit Grants.  By accepting the Restricted Share Units, Grantee agrees that (1) he or she is making an investment decision, (2) the Common Shares will be issued to Grantee only if the vesting conditions are met and any necessary services are rendered by Grantee over the vesting period and (3) the value of the underlying Common Shares is not fixed and may increase or decrease in value over time without compensation to Grantee.

NOTIFICATIONS

Exchange Control Notification.  If Grantee is resident or domiciled in Brazil, he or she will be required to submit an annual declaration of assets and rights held outside of Brazil to the Central Bank of Brazil if the aggregate value of such assets and rights equals or exceeds US$100,000.  Assets and rights that must be reported include the Common Shares.

Tax on Financial Transaction (IOF).  Cross-border financial transactions relating to the Restricted Share Units may be subject to the IOF (i.e., tax on financial transactions).  Grantee should consult with his or her personal tax advisor for additional details.

APPENDIX FOR CANADA

ADDITIONAL TERMS AND CONDITIONS OF THE

ACTIVISION BLIZZARD, INC.

2014 INCENTIVE PLAN

RESTRICTED SHARE UNIT AWARD TERMS

TERMS AND CONDITIONS

Restricted Share Units Payable Only in Common Shares.  The grant of Restricted Share Units does not provide any right for Grantee to receive a cash payment, and the Restricted Share Units are payable in Common Shares only.

Termination of Employment.  Notwithstanding anything to the contrary in Section 3(b) of the Award Terms, unless the Committee determines otherwise, in the event of the termination of Grantee’s continuous service (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction in which Grantee is employed or the terms of Grantee’s employment agreement or service contract, if any), Grantee’s right to receive or vest in the Restricted Share Units under the Plan, if any, will terminate as of the date is the earliest of: (1) the date Grantee’s employment or service with the Company Group is terminated, (2) the date Grantee receives notice of termination of employment or service from the Employer or any other entity in the Company Group, and (3) the date Grantee is no longer actively employed or rendering services to the Company Group, regardless of any notice period or period of pay in lieu of such notice required under local law (including, but not limited to, statutory law, regulatory law and/or common law); the Committee shall have the exclusive discretion to determine when Grantee is no longer actively employed for purposes of the Restricted Share Units (including whether Grantee may still be considered actively employed while on a leave of absence).

The following provisions will apply to Grantees who are residents of Quebec:

Language Acknowledgment.  The parties acknowledge that it is their express wish that the Award Terms, including this Appendix, as well as all documents, notices, and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Consentement relatif à la langue utilisée: Les parties reconnaissent avoir exigé la rédaction en anglais de cette annexe, la convention afférente, ainsi que de tous documents, avis donnés et procédures judiciaires exécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement aux présentes.

Data Privacy Notice and Consent.  This provision supplements Section 17 of the Award Terms:

Grantee hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan.  Grantee further authorizes the Company Group and the Equity Account Administrator to disclose and discuss the Plan with their respective advisors.  Grantee further authorizes the Company Group to record such information and to keep such information Grantee’s employee file.

NOTIFICATIONS

Securities Law Notification.  Grantee is permitted to sell Common Shares acquired under the Plan through the Equity Account Administrator, provided that the resale of Common Shares acquired under the Plan takes place outside of Canada through the facilities of a stock exchange on which the Common Shares are listed.  The Common Shares are currently listed on the NASDAQ.

Foreign Asset/Account Reporting Notification.  Foreign property held by Canadian residents must be reported annually on Form T1135 (Foreign Income Verification Statement) if the total value of such foreign property exceeds C$100,000 at any time during the year.  Foreign property includes Common Shares acquired under the Plan and may include the Restricted Share Units.  The Restricted Share Units must be reported—generally at a nil cost—if the C$100,000 cost threshold is exceeded because of other foreign property Grantee holds.  If Common Shares are acquired, their cost generally is the adjusted cost base (“ACB”) of the Common Shares.  The ACB would normally equal the fair market value of the Common Shares at vesting, but if Grantee owns other shares of the Company’s common stock, this ACB may have to be averaged with the ACB of those other shares.  If due, the form must be filed by April 30th of the following year. Any filing which is due must be made by April 30th of the following year. Grantee should speak with a personal tax advisor to determine the scope of foreign property that must be considered for purposes of this requirement.

APPENDIX FOR CHINA

ADDITIONAL TERMS AND CONDITIONS OF THE

ACTIVISION BLIZZARD, INC.

2014 INCENTIVE PLAN

RESTRICTED SHARE UNIT AWARD TERMS

Exchange Control Notification.  Grantee understands, acknowledges and agrees that certain exchange control restrictions may apply to Grantee’s participation in the Plan, including to the remittance of funds into China of any sale proceeds or dividends paid on Common Shares acquired under the Plan.  Grantee understands that it is his or her sole responsibility to comply with applicable exchange control restrictions in China.

APPENDIX FOR DENMARK

ADDITIONAL TERMS AND CONDITIONS OF THE

ACTIVISION BLIZZARD, INC.

2014 INCENTIVE PLAN

RESTRICTED SHARE UNIT AWARD TERMS

TERMS AND CONDITIONS

Nature of Grant.  This provision supplements Section 16 of the Award Terms:

By participating in the Plan, Grantee acknowledges that he or she understands and agrees that the grant of the Restricted Share Units relates to future services to be performed and is not a bonus or compensation for past services.

NOTIFICATIONS

Exchange Control Notification.  The establishment of an account holding Common Shares or an account holding cash outside Denmark must be reported to the Danish Tax Administration.  The form which should be used in this respect may be obtained from a local bank.  (Please note that these obligations are separate from and in addition to the securities/tax reporting obligations described below.)

Securities/Foreign Asset/Account Reporting Notification.   Grantee may hold Common Shares acquired under the Plan in a safety-deposit account (e.g., a brokerage account) with either a Danish bank or with an approved foreign broker or bank, such as the Equity Account Administrator.  If the Common Shares are held with a foreign broker or bank, Grantee is required to inform the Danish Tax Administration about the safety-deposit account.  For this purpose, he or she must file a Form V (Erklaering V) with the Danish Tax Administration.  Both Grantee and the broker or bank must sign the Form V.  By signing the Form V, the broker or bank undertakes an obligation, without further request each year and not later than on February 1 of the year following the calendar year to which the information relates, to forward information to the Danish Tax Administration concerning the Common Shares in the account.  In the event that the applicable broker or bank with which the account is held does not wish to, or, pursuant to the laws of the country in question, is not allowed to assume such obligation to report, Grantee acknowledges that he or she is solely responsible for providing certain details regarding the foreign brokerage account and Common Shares deposited therein to the Danish Tax Administration as part of his or her annual income tax return.  By signing the Form V, Grantee authorizes the Danish Tax Administration to examine the account.

In addition, if Grantee opens a brokerage account (or a deposit account with a U.S. bank), the brokerage account (or bank account, as applicable) will be treated as a deposit account because cash can be held in the account.  Therefore, Grantee must also file a Form K (Erklaering K) with the Danish Tax Administration.  Both Grantee and the broker must sign the Form K.  By signing the Form K, the broker undertakes an obligation, without further request each year and not later than on February 1 of the year following the calendar year to which the information relates, to forward information to the Danish Tax Administration concerning the content of the deposit account.  In the event that the applicable financial institution (broker or bank) with which the account is held, does not wish to, or, pursuant to the laws of the country in question, is not allowed to assume such obligation to report, Grantee acknowledges that he or she is solely responsible for providing certain details regarding the foreign brokerage or bank account to the Danish Tax Administration as part of Grantee’s annual income tax return.  By signing the Form K, Grantee authorizes the Danish Tax Administration to examine the account.

APPENDIX FOR FRANCE

ADDITIONAL TERMS AND CONDITIONS OF THE

ACTIVISION BLIZZARD, INC.

2014 INCENTIVE PLAN

RESTRICTED SHARE UNIT AWARD TERMS

TERMS AND CONDITIONS

Language Consent.  By accepting the Award, Grantee confirms that he or she has read and understood the documents relating to the Restricted Share Units (the Grant Notice, the Plan, and the Award Terms, including this Appendix) which were provided in the English language.  Grantee accepts the terms of these documents accordingly.

Consentement relatif à la langue utilisée: En acceptant l’Attribution, le Bénéficiaire confirme qu’il ou qu’elle a lu et compris les documents afférents aux Attributions Gratuites d’Actions (la Notification d’Attribution, le Plan et les Termes de l’Attribution, ainsi que la présente Annexe) qui sont produits en langue anglaise. Le Bénéficiaire accepte les termes de ces documents  en connaissance de cause.

NOTIFICATIONS

Foreign Asset/Account Reporting Notification.  If Grantee retains Common Shares acquired under the Plan outside of France or maintains a foreign bank account, Grantee is required to report such to the French tax authorities when filing his or her annual tax return.  Failure to comply could trigger significant penalties.  Further, French residents with foreign account balances exceeding €1,000,000 may have additional monthly reporting obligations.

APPENDIX FOR GERMANY

ADDITIONAL TERMS AND CONDITIONS OF THE

ACTIVISION BLIZZARD, INC.

2014 INCENTIVE PLAN

RESTRICTED SHARE UNIT AWARD TERMS

NOTIFICATIONS

Exchange Control Notification.  Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank. No report is required for payments less than €12,500.  In case of payments in connection with securities (including proceeds realized upon the sale of Common Shares), the report must be made by the 5th day of the month following the month in which the payment was received.  Effective from September 2013, the report must be filed electronically.  The form of report (“Allgemeine Meldeportal Statistik”) can be accessed via the Bundesbank’s website (www.bundesbank.de) and is available in both German and English.  Grantee is responsible for satisfying the reporting obligation.

APPENDIX FOR HONG KONG

ADDITIONAL TERMS AND CONDITIONS OF THE

ACTIVISION BLIZZARD, INC.

2014 INCENTIVE PLAN

RESTRICTED SHARE UNIT AWARD TERMS

TERMS AND CONDITIONS

Restricted Share Units Payable Only in Common Shares.  The grant of Restricted Share Units does not provide any right for Grantee to receive a cash payment, and the Restricted Share Units are payable in Common Shares only.

Sale of Shares.  In the event the Restricted Share Units vest within six months of the Date of Grant, Grantee agrees that he or she will not offer to the public, or otherwise dispose of, the Shares acquired prior to the six-month anniversary of the Date of Grant.  Any Common Shares acquired under the Plan are accepted as a personal investment.

NOTIFICATIONS

Securities Warning:  The contents of this document have not been reviewed by any regulatory authority in Hong Kong.  Grantee is advised to exercise caution in relation to the offer.  If Grantee is in any doubt about any of the meaning or intent of anything contained in the Award Terms, the Plan or any other incidental communication materials distributed in connection with the Restricted Share Units, Grantee is advised to obtain independent professional advice. The Restricted Share Units and any Common Shares issued at vesting of the Restricted Share Units do not constitute a public offering of securities under Hong Kong law and are available only to employees of the Company Group.  The Award Terms, including this Appendix, the Plan, the Grant Notice and other incidental communication materials (i) have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong and (ii) any related documentation are intended only for the personal use of Grantee and may not be distributed to any other person.

Nature of Scheme.  The Company specifically intends that the Plan will not be an occupational retirement scheme for purposes of the Occupational Retirement Schemes Ordinance.

APPENDIX FOR IRELAND

ADDITIONAL TERMS AND CONDITIONS OF THE

ACTIVISION BLIZZARD, INC.

2014 INCENTIVE PLAN

RESTRICTED SHARE UNIT AWARD TERMS

TERMS AND CONDITIONS

Nature of Grant.  This provision supplements Section 16 of the Award Terms:

In accepting the grant of the Restricted Share Units, Grantee acknowledges that he or she understands and agrees that the benefits received under the Plan will not be taken into account for any redundancy or unfair dismissal claim.

NOTIFICATIONS

Director Notification Requirements.  If Grantee is a director, shadow director or secretary of an Irish Subsidiary and Grantee’s aggregate shareholding interest equals or exceeds 1% of the voting rights of the Company, Grantee must notify the Irish Subsidiary in writing within a certain time period of (i) receiving or disposing of an interest in the Company (e.g., Restricted Share Units, Common Shares), (ii) becoming aware of the event giving rise to the notification requirement, or (iii) becoming a director or secretary if such an interest exists at the time.  This notification requirement also applies with respect to the interests of a spouse or minor children (whose interests will be attributed to the director, shadow director or secretary, as the case may be).  Grantee may contact Stock Plan Administration to obtain a sample form that can be used to satisfy this notification requirement.

APPENDIX FOR ITALY

ADDITIONAL TERMS AND CONDITIONS OF THE

ACTIVISION BLIZZARD, INC.

2014 INCENTIVE PLAN

RESTRICTED SHARE UNIT AWARD TERMS

TERMS AND CONDITIONS

Data Privacy Notice.  This  provision replaces Section 17 of the Award Terms:

Grantee understands that the Employer, the Company, and any other entity in the Company Group may hold certain personal information about Grantee, including, without limitation, Grantee’s name, home address, email address and telephone number, date of birth, passport, social insurance number or other identification number, salary, nationality, job title, any directorships held in the Company or any other entity in the Company Group, any Shares owned, details of all Restricted Share Units or any other entitlement to Common Shares awarded, canceled, exercised, vested, unvested, or outstanding in Grantee’s favor (“Data”), for the purpose of implementing, managing, and administering the Plan and in compliance with applicable laws and regulations.

Grantee also understands that providing the Company with the Data is mandatory for compliance with local law and necessary for the performance of the Plan and that his or her denial to provide the Data would make it impossible for the Company to perform its contractual obligations and may affect Grantee’s ability to participate in the Plan.  The Controller of personal data processing is Activision Blizzard, Inc., with registered offices at 3100 Ocean Park Blvd., Suite 1000, Santa Monica, California 90405, United States of America, and, pursuant to Legislative Decree no. 196/2003, its representative in Italy is Activision Italia, S.r.l, Corso Sempione 221, 20025 Legnano (MI), Italy.

Grantee understands that the Data will not be publicized, but it may be transferred to the Equity Account Administrator or any other financial institution or broker involved in the management and administration of the Plan.  Grantee further understands that the Company and/or any entity in the Company Group will transfer the Data amongst themselves as necessary for the purpose of implementing, administering, and managing Grantee’s participation in the Plan, and that the Company and/or any entity in the Company Group may each further transfer the Data to third parties assisting the Company in the implementation, administration, and management of the Plan, including any requisite transfer to the Equity Account Administrator or other third party with whom Grantee may elect to deposit any Shares purchased under the Plan.  Such recipients may receive, possess, use, retain, and transfer the Data in electronic or other form, for the purposes of implementing, administering and managing Grantee’s participation in the Plan.  Grantee understands that these recipients may be located in or outside the European Economic Area, and may be located in the United States or elsewhere and in locations that might not provide the same level of protection as intended under Italian data privacy laws.  Should the Company exercise its discretion in suspending all necessary legal obligations connected with the management and administration of the Plan, it will delete the Data as soon as it has accomplished all the necessary legal obligations connected with the management and administration of the Plan.

Grantee understands that the processing of the Data in connection with the purposes specified above shall take place under automated or non-automated conditions, anonymously when possible, that comply with the purposes for which the Data is collected and with confidentiality and security provisions as set forth by applicable laws and regulations, including without limitation Legislative Decree no. 196/2003.

The processing activity, including communication of the Data or transfer of the Data abroad (including outside of the European Economic Area), as herein specified and pursuant to applicable laws and regulations, does not require Grantee’s consent thereto, as the processing is necessary to performance of contractual obligations related to implementation, administration and management of the Plan.  Grantee understands that, pursuant to Section 7 of the Legislative Decree no. 196/2003, he or she has the right to access, delete, update, correct, or stop, for legitimate reason, the processing of the Data.  Furthermore, Grantee is aware that the Data will not be used for direct marketing purposes.  In addition, the Data provided can be reviewed and questions or complaints can be addressed by contacting Grantee’s local human resources representative.

Plan Document Acknowledgment.  In accepting the grant of Restricted Share Units, Grantee acknowledges that he or she has received a copy of the Plan and the Award Terms (including this Appendix) and has reviewed the Plan and the Award Terms (including this Appendix) in their entirety and fully understand and accept all provisions of the Plan and the Award Terms (including this Appendix).

Grantee further acknowledges that he or she has read and specifically and expressly approves the following sections of the Award Terms: Section 3 regarding “Termination of Employment;” Section 4 regarding “Tax Withholding;” Section 16 regarding the “Nature of the Grant;” Section 20 regarding the “Governing Law and Venue;” Section 25 regarding “Language;” and the Data Privacy Notice provision included in this Appendix.

NOTIFICATIONS

Foreign Asset/Account Reporting Notification.  Grantee is required to report investments held abroad or foreign financial assets (e.g., cash, Restricted Share Units, Common Shares) that may generate income taxable in Italy on an annual tax return (UNICO Form, RW Schedule) or on a special form if no tax return is due, irrespective of their value.  The same reporting duties apply to Italian residents who, even if they do not directly hold investments abroad or foreign financial assets (e.g., cash, Restricted Share Units and Common Shares), are beneficial owners of the investment pursuant to Italian money laundering provisions.

Foreign Financial Assets Tax Notification.  The fair market value of any Common Shares held outside of Italy is subject to an annual foreign assets tax.  The fair market value for this purpose is the value of the Common Shares on the Nasdaq Stock Market, Inc. on December 31 of the

year or, for shares disposed of during the course of the year, on the last day Grantee held the Common Shares (in such case, or when the Common Shares are acquired during the course of the year, the tax is levied in proportion to the actual days of holding over the calendar year).  Grantee should consult with his or her personal tax advisor about the foreign financial assets tax.

APPENDIX FOR JAPAN

ADDITIONAL TERMS AND CONDITIONS OF THE

ACTIVISION BLIZZARD, INC.

2014 INCENTIVE PLAN

RESTRICTED SHARE UNIT AWARD TERMS

NOTIFICATIONS

Foreign Asset/Account Reporting Notification.  Grantee will be required to report details of any assets (including any Common Shares acquired under the Plan) held outside of Japan as of December 31st of each year, to the extent such assets have a total net fair market value exceeding ¥50,000,000.  Such report will be due by March 15th of the following year.  Grantee should consult with his or her personal tax advisor as to whether the reporting obligation applies to Grantee and whether Grantee will be required to report details of any outstanding Restricted Share Units or Common Shares held by Grantee in the report.

APPENDIX FOR KOREA

ADDITIONAL TERMS AND CONDITIONS OF THE

ACTIVISION BLIZZARD, INC.

2014 INCENTIVE PLAN

RESTRICTED SHARE UNIT AWARD TERMS

NOTIFICATIONS

Exchange Control Notification.  Exchange control laws require Korean residents who realize US$500,000 or more from the sale of Common Shares or the receipt of any dividends paid on such Common Shares in a single transaction to repatriate the proceeds to Korea within 36 months of receipt.

Foreign Asset/Account Reporting Notification.  Korean residents must declare all foreign financial accounts (e.g., non-Korean bank accounts, brokerage accounts, etc.) in countries that have not entered into an “intergovernmental agreement for automatic exchange of tax information” with Korea to the Korean tax authority and file a report with respect to such accounts if the value of such accounts exceeds KRW 1 billion (or an equivalent amount in foreign currency).  Grantee should consult with his or her personal tax advisor to determine how to value Grantee’s foreign accounts for purposes of this reporting requirement and whether Grantee is required to file a report with respect to such accounts.

APPENDIX FOR MALTA

ADDITIONAL TERMS AND CONDITIONS OF THE

ACTIVISION BLIZZARD, INC.

2014 INCENTIVE PLAN

RESTRICTED SHARE UNIT AWARD TERMS

NOTIFICATIONS

Securities Law Notification.  Neither the Company nor the Plan is registered in Malta and no investment services will be carried out in or from within Malta.  The Plan will not be marketed in Malta and the Company is exempt from any investment service license requirements.

APPENDIX FOR MEXICO

ADDITIONAL TERMS AND CONDITIONS OF THE

ACTIVISION BLIZZARD, INC.

2014 INCENTIVE PLAN

RESTRICTED SHARE UNIT AWARD TERMS

TERMS AND CONDITIONS

Acknowledgement of the Award Terms.  By accepting the Restricted Share Units, Grantee acknowledges that he or she has received a copy of the Plan and the Award Terms, including this Appendix, which he or she has reviewed.  Grantee further acknowledges that he or she accepts all the provisions of the Plan and the Award Terms, including this Appendix.  Grantee also acknowledges that he or she has read and specifically and expressly approves the terms and conditions set forth in Section 16 of the Award Terms, which clearly provide as follows:

(1)                                 Grantee’s participation in the Plan does not constitute an acquired right;

(2)                                 The Plan and Grantee’s participation in it are offered by the Company on a wholly discretionary basis;

(3)                                 Grantee’s participation in the Plan is voluntary; and

(4)                                 The Company and any entity in the Company Group are not responsible for any decrease in the value of any Common Shares acquired upon settlement of the Restricted Share Units.

Labor Law Acknowledgement and Policy Statement.  By accepting the Restricted Share Units, Grantee acknowledges that the Company with registered offices at 3100 Ocean Park Boulevard, Santa Monica, California 90405, U.S.A. is solely responsible for the administration of the Plan.  Grantee further acknowledges that his or her participation in the Plan, the grant of Restricted Share Units and any acquisition of Common Shares under the Plan do not constitute an employment relationship between Grantee and the Company because Grantee is participating in the Plan on a wholly commercial basis and his or her sole employer is Actibliz Mexico S. de RL de CV, Tihuatlan 41,602, San Jerónimo Aculco, Federal District, México (“Activision-Mexico”).  Based on the foregoing, Grantee expressly acknowledges that the Plan and the benefits that he or she may derive from participation in the Plan do not establish any rights between Grantee and his or her Employer, Activision-Mexico, and do not form part of the employment conditions and/or benefits provided by Activision-Mexico, and any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of Grantee’s employment.

Grantee further understands that his or her participation in the Plan is the result of a unilateral and discretionary decision of the Company and, therefore, the Company reserves the absolute right to amend and/or discontinue Grantee’s participation in the Plan at any time, without any liability to Grantee.

Finally, Grantee hereby declares that he or she does not reserve to him or herself any action or right to bring any claim against the Company for any compensation or damages regarding any provision of the Plan or the benefits derived under the Plan, and that he or she therefore grants a full and broad release to the Company, its Subsidiaries, affiliates, branches, representation offices, shareholders, officers, agents or legal representatives, with respect to any claim that may arise.

SPANISH TRANSLATION

Reconicimiento de los terminos del otorgamiento de acciones. Al aceptar las Unidades de Acciones Restringidas, el Receptor reconoce que ha recibido una copia del Plan y de los Términos del Otorgamiento de acciones, incluyendo este anexo, los cuales ha revisado. El Receptor también reconoce que acepta los términos del Plan y del Otorgamiento de Acciones, incluyendo este anexo. Así mismo el Receptor reconoce que ha leído y expresamente aprueba los términos y condiciones establecidas en la cláusula 16 del los Términos de Otorgamiento de Acciones, las cuales claramente establecen lo siguiente:

(1) La participación del Receptor en el Plan no constituye un derecho adquirido

(2) El plan y la participación del Receptor en dicho Plan son ofrecidos por la Empresa en forma totalmente discrecional.

(3) La participación del Receptor en el Plan es voluntaria; y

(4) La Empresa y cualquier empresa del Grupo de Empresas no son responsables por la reducción en el valor de las acciones comunes que sean adquiridas en virtud de las Unidades de Acciones Restringidas.

Política de Ley Laboral y Reconocimiento. Al aceptar el otorgamiento de adquisición de acciones y/o Restricted Share Units, el Receptor reconoce que la Empresa, con domicilio ubicado en 310 Ocean Park Boulevard, Santa Mónica, California, 90405 U.S.A. es el único responsable para la administración de Plan y que su participación en los Plan y adquisición de acciones no constituye una relación de trabajo entre la Empresa y el Receptor, toda vez que su participación en el Plan es totalmente en base a una relación comercial entre mi único patrón Actibliz Mexico S. de RL de CV, Tihuatlan 41,602, San Jerónimo Aculco, Federal District, México (“Activision Mexico”)  Derivado de lo anterior, el Receptor expresamente reconoce que el Plan y beneficios que pudieran derivar de su participación en el Plan no establece derechos entre su único patrón Activision Mexicoy el suscrito, no forman parte de sus condiciones y/o prestaciones de trabajo otorgadas por Ativision Mexico y cualquier modificación del Plan o su terminación no constituye un cambio o detrimento en los términos y condiciones de su relación de trabajo.

Asimismo, el Receptor entiende que su participación en el Plan es resultado de una decisión unilateral y discrecional de la Empresa, por lo tanto la Empresa se reserva el derecho absoluto de modificar y/o discontinuar la participación de usted en cualquier momento y sin responsabilidad alguna frente al Receptor.

Finalmente, en este acto el Receptor declara que no se reserva acción o derecho alguno para presentar cualquier reclamación en contra de la Empresa por cualquier compensación o daño en relación con cualquier disposición del Plan o de los beneficios derivados del Plan y, por lo tanto, el Receptor otorga el más amplio y total finiquito a la Empresa, sus afiliadas, sucursales, oficinas de representación, accionistas, funcionarios, agentes o representantes en relación con cualquier reclamación que pudiera surgir.

APPENDIX FOR THE NETHERLANDS

ADDITIONAL TERMS AND CONDITIONS OF THE

ACTIVISION BLIZZARD, INC.

2014 INCENTIVE PLAN

RESTRICTED SHARE UNIT AWARD TERMS

TERMS AND CONDITIONS

Nature of Grant.  This provision supplements Section 16 of the Award Terms:

In accepting the grant of the Restricted Share Units, Grantee acknowledges that the Restricted Share Units granted under the Plan are intended as an incentive for Grantee to remain employed with the Employer and are not intended as remuneration for labor performed.

APPENDIX FOR NORWAY

ADDITIONAL TERMS AND CONDITIONS OF THE

ACTIVISION BLIZZARD, INC.

2014 INCENTIVE PLAN

RESTRICTED SHARE UNIT AWARD TERMS

There are no country-specific provisions.

APPENDIX FOR ROMANIA

ADDITIONAL TERMS AND CONDITIONS OF THE

ACTIVISION BLIZZARD, INC.

2014 INCENTIVE PLAN

RESTRICTED SHARE UNIT AWARD TERMS

NOTIFICATIONS

Exchange Control Notification.  If Grantee deposits the proceeds from the sale of Restricted Share Units issued to him or her at vesting and settlement of the Restricted Share Units or any cash dividends or dividend equivalent payments in a bank account in Romania, Grantee may be required to provide the Romanian bank with appropriate documentation explaining the source of the funds.

Grantee should consult his or her personal advisor to determine whether the Grantee will be required to submit such documentation to the Romanian bank.

APPENDIX FOR SINGAPORE

ADDITIONAL TERMS AND CONDITIONS OF THE

ACTIVISION BLIZZARD, INC.

2014 INCENTIVE PLAN

RESTRICTED SHARE UNIT AWARD TERMS

NOTIFICATIONS

Securities Law Notification.  The grant of the Restricted Share Units is being made pursuant to the “Qualifying Person exemption” under section 273(1)(f) of the Securities and Futures Act (Chapter 289, 2006 Ed.) (the “SFA”).  The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore.  Grantee should note that the Restricted Share Units are subject to section 257 of the SFA and Grantee should not make (i) any subsequent sale of Common Shares in Singapore or (ii) any offer of such subsequent sale of the Common Shares subject to the Restricted Share Units in Singapore, unless such sale or offer in is made (a) after six months of the Date of Grant, or (b) pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA.

Chief Executive Officer and Director Notification Requirements.  If Grantee is a chief executive officer, director of a Singapore Subsidiary of the Company, Grantee must notify the Singapore Subsidiary in writing within two business days of receiving or disposing of an interest (e.g., Restricted Share Units, Common Shares) in the Company or within two business days of becoming a director if such an interest exists at the time.  This notification requirement also applies to an associate director and to a shadow director (i.e., an individual who is not on the board of directors but who has sufficient control so that the board of directors acts in accordance with the “directions and instructions” of the individual) of a Singapore Subsidiary.  Grantee may contact Stock Plan Administration to obtain a sample form that can be used to satisfy this notification requirement.

APPENDIX FOR SPAIN

ADDITIONAL TERMS AND CONDITIONS OF THE

ACTIVISION BLIZZARD, INC.

2014 INCENTIVE PLAN

RESTRICTED SHARE UNIT AWARD TERMS

TERMS AND CONDITIONS

Nature of Grant. This provision supplements Section 16 of the Award Terms:

In accepting the Restricted Share Units, Grantee consents to participate in the Plan and acknowledges having received and read a copy of the Plan.

Grantee understands that the Company has unilaterally, gratuitously and discretionally decided to grant Restricted Share Units under the Plan to individuals who may be employees of the Company or any other entity in the Company Group throughout the world.  The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not bind the Company or any other entity in the Company Group.  Consequently, Grantee understands that the Restricted Share Units are granted on the assumption and condition that such Restricted Share Units and any Common Shares acquired under the Plan shall not become a part of any employment contract (either with the Company or any other entity in the Company Group) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation) or any other right whatsoever.  In addition, Grantee understands that the Restricted Share Units would not granted but for the assumptions and conditions referred to above; thus, Grantee acknowledges and freely accepts that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any grant of the Restricted Share Units shall be null and void.

Further, the vesting of the Restricted Share Units is expressly conditioned on Grantee’s active employment, such that if Grantee’s employment or service terminates for any reason whatsoever, the Restricted Share Units cease vesting immediately effective on the date of termination of employment.  This will be the case, for example, even if Grantee (1) is considered to be unfairly dismissed without good cause (i.e., subject to a “despido improcedente”); (2) is dismissed for disciplinary or objective reasons or due to a collective dismissal; (3) terminates service due to a change of work location, duties or any other employment or contractual condition; (4) terminates service due to the Company’s or any entity in the Company Group’s unilateral breach of contract; or (5) is terminated from employment for any other reason whatsoever.  Consequently, upon Grantee’s termination of employment for any of the above reasons, Grantee may automatically lose any rights to Restricted Share Units that were unvested on the date of termination.

NOTIFICATIONS

Exchange Control Notification.  The acquisition, ownership and sale of Common Shares under the Plan must be declared for statistical purposes to the Spanish Dirección General de Comercio e Inversiones (the “DGCI”), the Bureau for Commerce and Investments, which is a department of the Ministry of Economy and Competitiveness.  Generally, the declaration must be made each January for Common Shares owned as of December 31st of the prior year, by means of a D-6 form; however, if the value of the Common Shares acquired or sold exceeds €1,502,530 (or if Grantee holds 10% or more of the share capital of the Company or such other amount that would entitle Grantee to join the Company’s board of directors), the declaration must be filed also within one month of the acquisition or sale, as applicable.

Grantee is required to declare electronically to the Bank of Spain any securities accounts (including brokerage accounts held abroad), foreign instruments (including any Common Shares acquired under the Plan) and any transactions with non-Spanish residents (including any payments of Common Shares made to Grantee by the Company), depending on the amount of the transactions during the relevant year or the balances in such accounts as of December 31st of the relevant year. Generally, the report is required on an annual basis (by January 20 of each year); however, if the balances in Grantee’s foreign accounts, together with value of his or her foreign instruments and the aggregate volume of his or her transactions with non-Spanish residents, exceed €100,000,000, more frequent reporting will be required.  Grantee should consult with his or her personal advisor to ensure that Grantee is properly complying with his or her reporting obligations.

Foreign Asset/Account Reporting Notification.  If Grantee holds rights or assets (e.g., Common Shares or cash held in a bank or brokerage account) outside of Spain with a value in excess of €50,000 per type of right or asset (e.g., Common Shares, cash, etc.) as of December 31 each year, Grantee is required to report certain information regarding such rights and assets on tax form 720.  After such rights and/or assets are initially reported, the reporting obligation will only apply for subsequent years if the value of any previously-reported rights or assets increases by more than €20,000.  If reporting is required, the reporting must be completed by the following March 31.  Grantee should consult his or her personal tax advisor for details regarding this requirement.

Securities Law Notification.  The Restricted Share Units described in this document do not qualify as securities under Spanish regulations.  No “offer of securities to the public,” within the meaning of Spanish law, has taken place or will take place in the Spanish territory.  The Plan, the Award Terms (including this Appendix), and any other documents evidencing the award of Restricted Share Units have not been, nor will they be, registered with the Comisión Nacional del Mercado de Valores (Spanish Securities Exchange Commission), and none of those documents constitutes a public offering prospectus.

APPENDIX FOR SWEDEN

ADDITIONAL TERMS AND CONDITIONS OF THE

ACTIVISION BLIZZARD, INC.

2014 INCENTIVE PLAN

RESTRICTED SHARE UNIT AWARD TERMS

There are no country-specific provisions.

APPENDIX FOR SWITZERLAND

ADDITIONAL TERMS AND CONDITIONS OF THE

ACTIVISION BLIZZARD, INC.

2014 INCENTIVE PLAN

RESTRICTED SHARE UNIT AWARD TERMS

NOTIFICATIONS

Securities Law Notification.  The offer of Restricted Share Units is not intended to be publicly offered in or from Switzerland.  Because the offer of the Restricted Share Units is considered a private offering, it is not subject to registration in Switzerland.  Neither this document nor any other materials relating to the Restricted Share Units constitutes a prospectus as such term is understood pursuant to article 652a of the Swiss Code of Obligations, and neither this document nor any other materials relating to the Restricted Share Units may be publicly distributed nor otherwise made publicly available in Switzerland.  Neither this document nor any other offering or marketing material relating to the Restricted Share Units has been or will be filed with, approved or supervised by any Swiss regulatory authority (in particular, the Swiss Financial Supervisory Authority (FINMA)).

APPENDIX FOR TAIWAN

ADDITIONAL TERMS AND CONDITIONS OF THE

ACTIVISION BLIZZARD, INC.

2014 INCENTIVE PLAN

STOCK OPTION AWARD TERMS

TERMS AND CONDITIONS

Data Privacy Acknowledgement.  Grantee hereby acknowledges that he or she has read and understands the terms regarding collection, processing and transfer of Data contained in Section 17 of the Award Terms and, by participating in the Plan, Grantee agrees to such terms.  In this regard, upon request of the Company or the Employer, Grantee agrees to provide an executed data privacy consent form to the Employer or the Company (or any other agreements or consents that may be required by the Employer or the Company) that the Company and/or the Employer may deem necessary to obtain under the data privacy laws in Grantee’s country, either now or in the future.  Grantee understands that he or she will not be able to participate in the Plan if he or she fails to execute any such consent or agreement.

NOTIFICATIONS

Securities Law Notification.  The offer of participation in the Plan is available only for employees of the Company Group.  The offer of participation in the Plan is not a public offer of  securities by a Taiwanese company.

Exchange Control Notification.  Grantee may acquire and remit foreign currency (including proceeds from the sale of Common Shares or the receipt of any dividends paid on such Common Shares) into and out of Taiwan up to US$5,000,000 per year.  If the transaction amount is TWD$500,000 or more in a single transaction, Grantee must submit a Foreign Exchange Transaction Form to the bank involved in the transaction.  If the transaction amount is US$500,000 or more in a single transaction, Grantee may be required to provide additional supporting documentation to the satisfaction of the bank involved in the transaction.  Grantee should consult his or her personal advisor to ensure compliance with any applicable exchange control laws in Taiwan.

APPENDIX FOR THE UNITED KINGDOM

ADDITIONAL TERMS AND CONDITIONS OF THE

ACTIVISION BLIZZARD, INC.

2014 INCENTIVE PLAN

RESTRICTED SHARE UNIT AWARD TERMS

TERMS AND CONDITIONS

Tax Withholding and Payment.  This section supplements Section 4 of the Award Terms:

If payment or withholding of any income tax due is not made within ninety (90) days of the end of the U.K. tax year in which the event giving rise to the Withholding Taxes occurs or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003 (the “Due Date”), the amount of any uncollected income tax shall constitute a loan owed by Grantee to the Employer, effective on the Due Date.  Grantee agrees that the loan will bear interest at the then-current Official Rate of Her Majesty’s Revenue & Customs (“HMRC”), it shall be immediately due and repayable, and the Company or the Employer may recover it at any time thereafter by any of the means referred to in Section 4 of the Award Terms.

Notwithstanding the foregoing, if Grantee is a director or executive officer of the Company (within the meaning of Section 13(k) of the Exchange Act), he or she shall not be eligible for a loan from the Company to cover the income tax.  In the event that Grantee is a director or executive officer and the income tax due is not collected from or paid by Grantee by the Due Date, the amount of any uncollected income tax may constitute a benefit to Grantee on which additional income tax and national insurance contributions (“NICs”) may be payable.  Grantee understands that he or she will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for reimbursing the Company or the Employer (as applicable) for the value of any employee NICs due on this additional benefit which the Company or the Employer may recover from Grantee at any time thereafter by any of the means referred to in Section 4 of the Award Terms.